© 2018 Chart Industries, Inc. Confidential and Proprietary Chart Industries, Inc. Investor Presentation

© 2018 Chart Industries, Inc. Confidential and Proprietary 2 Forward-Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning Chart Industries’ plans, objectives, future orders, revenues, margins, tax rates and tax planning, earnings or performance, liquidity and cash flow, capital expenditures, business trends, and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include those found in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully, as well as risks and uncertainties related to the integration of the Hudson and VCT Vogel businesses with the Company’s, and risks and uncertainties associated with the strategic review process underway with respect to the BioMedical segment, and the results of such process, including any possible divestiture or transaction, and the uncertainty whether any such possible transaction is completed, and if so, the terms, structure and timing of any such transaction. The Company undertakes no obligation to update or revise any forward-looking statement. Chart Industries is a leading diversified global manufacturer of highly engineered equipment for the industrial gas, energy, and biomedical industries. The majority of Chart Industries' products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related. Chart Industries has domestic operations located across the United States and an international presence in Asia, Australia, Europe and Latin America. For more information, visit: http://www.chartindustries.com.

© 2018 Chart Industries, Inc. Confidential and Proprietary 3 Healthcare Chart is a leading diversified global manufacturer of highly-engineered equipment, packaged solutions and value-add services for the energy, industrial gas and biomedical industries  Technology leader providing premium equipment to energy and industrial liquid gas supply chain end markets  A leading supplier in all primary markets served  Global footprint for our operations on four continents with approximately 4,400 employees  Balanced expansion in the US and International markets FY 2017 Sales by Segment BioMed 22% Energy & Chemicals 23% Distribution & Storage 55% FY 2017 Sales by Segment Pro Forma Hudson* BioMed 20% Energy, & Chemicals 32% Distribution & Storage 48% * Assumes Hudson Acquisition occurred as of 1 January 2017 Company Overview

Leading Supplier of Mission Critical Equipment

A Energy & Chemicals






- ✓ Supplier of Brazed Aluminum Heat Exchangers (BAHX), Air Cooled Heat Exchangers (ACHX) and Cold Boxes
- ✓ Provider of integrated systems and aftermarket services for gas processing, LNG and petrochemical applications
- ✓ Technology leader

B BioMed






- ✓ End-to-end provider of respiratory therapy equipment
- ✓ Set the standard for storage of biological materials at low temperatures
- ✓ Reliable, high quality solutions for environmental market applications

C Distribution & Storage







- ✓ Complete portfolio of cryogenic distribution and storage equipment
- ✓ Leading innovator in cryogenic packaged gas and MicroBulk systems
- ✓ Over 20 years of experience in LNG applications

© 2018 Chart Industries, Inc. Confidential and Proprietary
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GTLS: GAS TO LIQUID SYSTEMS ®

© 2018 Chart Industries, Inc. Confidential and Proprietary 5 23% of Total Chart Sales $211M Backlog at 12/31/17 20% Gross Margin BioMed Broad End-Market Exposure Distribution & Storage Energy & Chemicals Sales b y Indust ry * H ig h li g h ts 10% 35% 55% 5% 8% 7% 22% 58% Healthcare Life Sciences Environ- mental Manufacturing/ Fabrication LNG Food/ Beverage Electronics Healthcare Natural Gas Processing/ Petrochemical 10% 13% 68% 9% Industrial Gas LNG $226M $223M $540M 22% of Total Chart Sales $23M Backlog at 12/31/17 36% Gross Margin 55% of Total Chart Sales $228M Backlog at 12/31/17 27% Gross Margin Sales b y G e o g ra p h y * 75% 41% 49% 53% 4% 30% 26% 22% 9% 17% 19% 16% 4% 2% 8% 12% 6% 7% E&C BioMed D&S Total $226M $223M $540M $989M United States Asia Europe Middle East Rest of World A B C FY 2017 FY 2017 Highlights FY 2017 * FY 2017 as per SEC filings HVAC, power and refining

© 2018 Chart Industries, Inc. Confidential and Proprietary 6 Hudson Transaction Broadens Offering  Adds highly-complementary Fans business  Strengthens aftermarket presence  Consistent with core strategy to enhance Air Cooled Heat Exchanger (ACHX) business  Expected to be accretive to growth, margins and EPS  Significant cost synergies  Efficient use of Chart’s strong balance sheet position Product Split* OEM 63% End Market Split* Aftermarket Split* Aftermarket 37% Fans 38% ACHEs 62% Industrial / Other / HVAC 23% Chemical 6% LNG 22% Power 10% Oil & Gas 19% Refining 20% Key Products Chart Product Offerings End Market Mix Axial Flow Fans ACHEs Brazed Aluminum Heat Exchangers Integrated Process Systems Natural Gas Industrial Gas LNG Power HVAC Refining Oil & Gas Petrochemical Expands Industrial Gas Offerings Maximizes LNG Opportunity Denotes Chart offering pre- acquisition * Hudson stand-alone

Full Year 2017 Financial Results

Sales & Revenue
($USD Million)
$989

Earnings Per Share
$0.89

Adjusted Earnings per Share[1]
$0.96



$859
$989
FY 2016
FY 2017
$0.91
$0.89
FY 2016
FY 2017
$1.17
$0.96
$0.52 [2]
$0.65 [1, 3]
FY 2016
FY 2017

Full Year Highlights

- Sales increase of 15% over 2016, with 5% organic growth
- Adjustments Full Year 2017
  - Restructuring and acquisition related costs
  - China litigation award
  - Refinancing debt extinguishment costs
  - Tax reform benefits
- Adjustments Full Year 2016
  - Restructuring and acquisition related costs
  - Asset impairments
  - Flood insurance settlement

1. Adjusted earnings per share is a non-GAAP measure, see reconciliation to the comparable GAAP measure on page 9
2. 2017 excludes restructuring and acquisition costs, China litigation award, debt extinguishment and impact from U.S. tax reform. 2016 excludes asset impairments, flood insurance settlement, and restructuring and acquisition costs.
3. 2016 includes Q3 AirSep insurance settlement of $15.9M, or $0.52 of EPS.
4. 2016 includes ~$38.7 million of benefit from E&C short lead-time replacement sales and contract expiration fees in 2016 which equates to ~$0.84 per share in 2016, as compared to ~$0.12 per share of short-lead time replacement equipment sales in 2017.

© 2018 Chart Industries, Inc. Confidential and Proprietary

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GTLS: GAS TO LIQUID SYSTEMS ®

© 2018 Chart Industries, Inc. Confidential and Proprietary 8  We are conducting a strategic review of the oxygen-related product lines within our Biomedical segment, including an evaluation of a possible divestiture of the businesses. We are excluding from the review those portions of the BioMedical segment that utilize and align with our cryogenic technological expertise (Cryobiological). The asset group does not meet the criteria to be held for sale, and therefore continues to be accounted and reported for as assets to be held and used. There can be no assurance that this evaluation will result in any transaction being announced or consummated. The Company will not disclose further developments during this process until our Board of Directors has approved a specific action or we have determined that further disclosure is appropriate. BioMedical Strategic Review

© 2018 Chart Industries, Inc. Confidential and Proprietary 9 First Quarter 2018 Financial Results $204 $280 Q1 2017 Q1 2018 Sales & Revenue ($USD Million) $280 Earnings Per Share $0.18 Adjusted Earnings Per Share1 $0.23 ($0.09) $0.18 Q1 2017 Q1 2018 Q1 Highlights • Sales increase of 37% over the first quarter of 2017, 16% excluding Hudson Products • Reported earnings per diluted share increased $0.27 compared to the first quarter 2017, and adjusted EPS grew $0.22 in the same comparative period • Orders of $321.1 million compared to $209.7 million in the first quarter of 2017, and increased 35% organically 1. Adjusted earnings per share is a non-GAAP measure, see reconciliation to the comparable GAAP measure on page 4. $0.01 $0.23 Q1 2017 Q1 2018

© 2018 Chart Industries, Inc. Confidential and Proprietary 10 10 Adjusted EPS $ millions Q1 2017 Q1 2018 Change V. PY (Q1) Net Income (Loss) ($2.91) $5.76 $8.67 EPS (1) ($0.09) $0.18 $0.27 Restructuring Costs 0.10 0.02 (0.08) BioMedical Strategic Review Costs 0.03 0.03 Adjusted EPS (2,3) $0.01 $0.23 $0.22 FX Impact 0.00 0.04 0.04 Normalized Adjusted EPS on a Comparable Basis (3,4) $0.01 $0.27 $0.26 (1) On January 1, 2018, we adopted ASC 606 which resulted in a timing related EPS impact of $0.04 in Q1 2018. (2) Adjusted EPS (a non-GAAP measure) is as reported on a historical basis. (3) Tax effected adjustments are at normalized statutory quarterly rates. (4) “Normalized Adjusted EPS on a Comparable Basis” is not recognized under generally accepted accounting principles (“GAAP”) and is referred to as a “non-GAAP financial measure” in Regulation G under the Exchange Act. The Company believes this figure is of interest to investors and facilitates useful period-to-period comparisons of the Company’s operating results.

© 2018 Chart Industries, Inc. Confidential and Proprietary 11 11 2018 Guidance FY 2018 Guidance1 Sales $1.15B - $1.20B 5-7% organic growth Adjusted EPS $1.75 - $2.00 Inclusive of ~$0.15 of impact from U.S. tax reform Assumes 27% full year tax rate Capital Expenditures $35M - $45M Inclusive of ~$11M for finalization of La Crosse, WI capacity expansion 1. The Company’s guidance assumes continued ownership of all assets for the entire calendar year.

© 2018 Chart Industries, Inc. Confidential and Proprietary 12 Profitable Growth Focus  Continue facility consolidation efforts to create further operating efficiencies and leverage support functions across the business  Focus on operational excellence and strategic goals for long- term growth when market returns  Invest in additional capacity at our brazed aluminum heat exchanger facility and LNG vehicle tank line expansion in Georgia  Pursue acquisition targets in our core technologies and adjacencies

© 2018 Chart Industries, Inc. Confidential and Proprietary www.ChartIndustries.com 13